EXHIBIT 99.2



                   MT ULTIMATE HEALTHCARE CORP.

Proforma Consolidated Financial Statements September 30, 2005 (unaudited)
                and December 31, 2004 (unaudited)

The unaudited pro-forma consolidated financial statements give effect to the acquisition by MT Ultimate Healthcare Corp. of iTechexpress, Inc. ("iTech"), pursuant to a reverse takeover effective November 4, 2005, and the subsequent acquisition of Drug Consultants, Inc. ("DCI") by iTech effective November 7, 2005. The unaudited pro forma consolidated financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of MT Ultimate Healthcare Corp. as of and for the period ended September 30, 2005 as if the acquisition had occurred on January 1, 2005.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 is based on the unaudited financial statements as if the acquisition had occurred on January 1, 2004. The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been realized for the period presented, nor do they purport to project the results of operations for any future periods. The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of MT Ultimate Healthcare Corp., iTech and DCI as of and for the periods ended December 31, 2004 and September 30, 2005.


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

                  MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
                   Unaudited Combined Pro Forma Balance Sheet

                               September 30, 2005



                            MT Ultimate
                            Healthcare
                            Corp.         iTechexpress,                 Pro Forma
                            (Parent)      Inc.           DCI            Adjustments
                            September 30, September 30,  September 30,  Increase            Pro Forma
                            2005          2005           2005           (Decrease)          Combined
                            ------------- -------------- -------------- -------------       -------------

ASSETS
------

CURRENT ASSETS
 Cash and cash equivalents  $          -  $         120  $           -  $          -        $        120
 Accounts receivable, net        217,953         48,017      1,145,912             -           1,411,882
 Other current assets             24,958              -              -             -              24,958
                            ------------- -------------- -------------- -------------       -------------

    Total Current Assets         242,911         48,137      1,145,912             -           1,436,960
                            ------------- -------------- -------------- -------------       -------------

PROPERTY AND EQUIPMENT, Net      114,158          1,474              -             -             115,632
                            ------------- -------------- -------------- -------------       -------------
OTHER ASSETS
 Deferred income taxes                 -              -          6,032             -               6,032
 Customer-related intangible           -              -              -     2,256,170 (2)       2,256,170
                            ------------- -------------- -------------- -------------       -------------

    Total Other Assets                 -              -          6,032     2,256,170           2,262,202
                            ------------- -------------- -------------- -------------       -------------

      TOTAL ASSETS          $    357,069  $      49,611  $   1,151,944  $  2,256,170        $  3,814,794
                            ============= ============== ============== =============       =============


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------

CURRENT LIABILITIES
 Bank overdraft             $     11,152  $           -  $           -  $          -        $     11,152
 Accounts payable and
  accrued expenses               473,078        349,399        455,644       (65,000)(2)       1,213,121
 Notes payable, related
  parties                        116,335              -              -             -             116,335
 Leases payable, current           4,000              -              -             -               4,000
 Loans payable to shareholder          -         23,300              -             -              23,300
 Notes payable, current          268,334              -        210,002             -             478,336
                            ------------- -------------- -------------- -------------       -------------

    Total Current Liabilities    872,899        372,699        665,646       (65,000)          1,846,244
                            ------------- -------------- -------------- -------------       -------------
LONG-TERM LIABILITIES
 Notes payable                   876,401              -              -     1,905,000 (2)       2,781,401
 Beneficial conversion feature  (229,166)             -              -             -            (229,166)
 Deferred tax liability                -              -              -       902,468 (2)         902,468
 Leases payable                      912              -              -             -                 912
                            ------------- -------------- -------------- -------------       -------------
    Total Long-Term
    Liabilities                  648,147              -              -     2,807,468           3,455,615
                            ------------- -------------- -------------- -------------       -------------

    Total Liabilities          1,521,046        372,699        665,646     2,742,468           5,301,859
                            ------------- -------------- -------------- -------------       -------------
STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock, par value
  $0.001 per share;
  898,333,333 shares issued
  and outstanding                 70,000          1,000        200,000       627,333 (1,2)       898,333
 Additional paid-in capital    2,635,242              -        182,944    (4,879,496)(1,2)    (2,061,310)
 Accumulated equity (deficit) (3,869,219)      (324,088)       103,354     3,765,865 (1,2)      (324,088)
                            ------------- -------------- -------------- -------------       -------------
    Total Stockholders'
    Equity (Deficit)          (1,163,977)      (323,088)       486,298      (486,298)         (1,487,065)
                            ------------- -------------- -------------- -------------       -------------
     TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY
     (DEFICIT)              $    357,069  $      49,611  $   1,151,944  $  2,256,170        $  3,814,794
                            ============= ============== ============== =============       =============



       See accompanying notes to unaudited proforma financial statements.


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




                  MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
              Unaudited Combined Pro Forma Statements of Operations



                            MT Ultimate
                            Healthcare
                            Corp.         iTechexpress,
                            (Parent)      Inc.           DCI
                            For the       For the        For the        Pro Forma
                            Period Ended  Period Ended   Period Ended   Adjustments
                            September 30, September 30,  September 30,  Increase            Pro Forma
                            2005          2005           2005           (Decrease)          Combined
                            ------------- -------------- -------------- -------------       -------------
REVENUES

 Service revenues           $  1,395,955  $     302,114  $   5,303,853  $          -         $ 7,001,922
 Management fee - affiliates           -         47,422              -             -              47,422
                            ------------- -------------- -------------- -------------       -------------

   Total revenues              1,395,955        349,506      5,303,853             -           7,049,314

COST OF REVENUES               1,108,733        200,026      3,865,238             -           5,173,997
                            ------------- -------------- -------------- -------------       -------------

GROSS MARGIN                     287,222        149,480      1,438,615             -           1,875,317
                            ------------- -------------- -------------- -------------       -------------
OPERATING EXPENSES

 General and administrative      709,581        100,849        112,575             -             923,005
 Bad debt expense                      -         19,271              -             -              19,271
 Compensation and fringe
  benefits                             -        302,456        805,140             -           1,107,596
 Professional fees                     -              -         45,099             -              45,099
 Management fee - related
  party                                -              -         94,500             -              94,500
 Sales and marketing                   -              -            900             -                 900
 Intangible amortization               -              -              -       338,426 (6)         338,426
                            ------------- -------------- -------------- -------------       -------------

   Total operating expenses      709,581        422,576      1,058,214       338,426           2,528,797
                            ------------- -------------- -------------- -------------       -------------

INCOME (LOSS) FROM OPERATIONS   (422,359)      (273,096)       380,401      (338,426)           (653,480)
                            ------------- -------------- -------------- -------------       -------------
OTHER EXPENSE

 Interest expense                282,356              -        103,713        19,050 (8)         405,119
 Loss on disposal of assets       14,581              -              -             -              14,581
                            ------------- -------------- -------------- -------------       -------------

   Total other expense           296,937              -        103,713        19,050             419,700
                            ------------- -------------- -------------- -------------       -------------
NET INCOME (LOSS) BEFORE
 INCOME TAXES                   (719,296)      (273,096)       276,688      (357,476)         (1,073,180)
                            ------------- -------------- -------------- -------------       -------------

PROVISION FOR INCOME TAXES             -              -        116,209      (116,209)(4)               -
                            ------------- -------------- -------------- -------------       -------------

NET INCOME (LOSS)           $   (719,296) $    (273,096) $     160,479  $   (241,267)       $ (1,073,180)
                            ============= ============== ============== =============       =============

BASIC LOSS PER COMMON SHARE $     (0.011)           N/A            N/A                      $     (0.001)
                            ============= ============== ==============                     =============

WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING    63,376,671            N/A            N/A                       891,710,004
                            ============= ============== ==============                     =============




       See accompanying notes to unaudited proforma financial statements.

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



                  MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
              Unaudited Combined Pro Forma Statements of Operations


                            MT Ultimate
                            Healthcare
                            Corp.         iTechexpress,
                            (Parent)      Inc.           DCI
                            For the       For the        For the        Pro Forma
                            Year Ended    Year Ended     Year Ended     Adjustments
                            December 31,  December 31,   December 31,   Increase            Pro Forma
                            2004          2004           2004           (Decrease)          Combined
                            ------------- -------------- -------------- -------------       -------------

REVENUES

 Service revenues           $  2,072,236  $     391,412  $   4,069,580  $          -        $  6,533,228
 Management fee - affiliates           -        113,825              -             -             113,825
                            ------------- -------------- -------------- -------------       -------------

   Total Revenues              2,072,236        505,237      4,069,580             -           6,647,053

COST OF REVENUES               1,521,353        220,383      3,545,591             -           5,287,327
                            ------------- -------------- -------------- -------------       -------------

GROSS MARGIN                     550,883        284,854        523,989             -           1,359,726
                            ------------- -------------- -------------- -------------       -------------
OPERATING EXPENSES

 General and administrative      449,210         87,711        144,328             -             681,249
 Bad debt expense                119,519         44,183              -             -             163,702
 Compensation and fringe
   benefits                      420,429         96,745              -             -             517,174
 Depreciation and amortization    32,147          4,572              -             -              36,719
 Professional fees and
   consulting                  1,894,393          6,807              -             -           1,901,200
 Management fee - related
   party                               -              -         99,000             -              99,000
Intangible amortization                -              -              -       451,234 (5)         451,234
                            ------------- -------------- -------------- -------------       -------------

   Total Operating Expenses    2,915,698        240,018        243,328       451,234           3,850,278
                            ------------- -------------- -------------- -------------       -------------

INCOME (LOSS) FROM OPERATIONS (2,364,815)        44,836        280,661      (451,234)         (2,490,552)
                            ------------- -------------- -------------- -------------       -------------
OTHER INCOME (EXPENSE)

 Interest expense               (117,368)             -        (92,991)      (19,050)(7)        (229,409)
 Impairment loss                (563,427)             -              -             -            (563,427)
 Other income (expense)                -         (3,943)         2,321             -              (1,622)
                            ------------- -------------- -------------- -------------       -------------
   Total other income
   (expense), net               (680,795)        (3,943)       (90,670)      (19,050)           (794,458)
                            ------------- -------------- -------------- -------------       -------------
NET INCOME (LOSS) BEFORE
 INCOME TAXES                 (3,045,610)        40,893        189,991      (470,284)         (3,285,010)
                            ------------- -------------- -------------- -------------       -------------

PROVISION FOR INCOME TAXES             -         11,513         79,944       (91,457) (3)              -
                            ------------- -------------- -------------- -------------       -------------

NET INCOME (LOSS)           $ (3,045,610) $      29,380  $     110,047  $   (378,827)       $ (3,285,010)
                            ============= ============== ============== =============       =============

BASIC LOSS PER COMMON SHARE $     (0.057)           N/A            N/A                      $     (0.004)
                            ============= ============== ==============                     =============
WEIGHTED AVERAGE NUMBER OF
 COMMON SHARES OUTSTANDING    53,153,166            N/A            N/A                        881,486,499
                            ============= ============== ==============                     =============




       See accompanying notes to unaudited proforma financial statements.

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          MT Ultimate Healthcare Corp. and Subsidiaries
    Notes to Unaudited Combined Proforma Financial Statements


ASSUMPTIONS AND ADJUSTMENTS

Reverse Takeover - On November 4, 2005, MT Ultimate Healthcare Corp. and iTechexpress, Inc. and the former iTech shareholders entered into a Share Exchange and Reorganization Agreement whereby iTech became a wholly-owned subsidiary of the Company. As part of the transaction, The Company acquired 100% of the issued and outstanding shares of iTech in exchange for 305,000,000 newly issued shares of the Company Common Stock and the promise to issue an additional 523,333,333 shares at such time as the Company has available authorized shares, which is expected to occur in the first quarter of 2006.
As the number of shares issued represented approximately 92% of the outstanding Common Stock of the Company after issuance, the transaction has been accounted for as a reverse takeover of the Company by the shareholders of iTech.

Purchase Transaction - On November 7, 2005, iTech entered into a Stock Purchase Agreement with Drug Consultants, Inc., whereby DCI became a wholly owned subsidiary of iTech. As part of the transaction, iTech purchased all of the outstanding shares of DCI from the former shareholder of DCI for a purchase price of $1,800,000, of which $1,600,000 was paid at the closing and $200,000 shall be paid pursuant to a Secured Promissory Note. The Secured Promissory Note is due in one payment of principal together with accrued but unpaid interest (accruing at the rate of seven percent (7%) per annum) on or before January 6, 2006. The Secured Promissory Note is secured by a stock pledge agreement, whereby iTech pledged to the former DCI shareholder 51% of the stock of DCI held by iTech to secure the full and prompt payment and performance by iTech of the Secured Promissory Note. Additionally, any unpaid amount of the Secured Promissory Note if not paid when due, will bear interest at 12% per annum.

PRO FORMA ADJUSTMENTS

The unaudited pro forma financial statements incorporate the following adjustments:

     Adjustment 1
     ------------
     Additional Paid-in Capital             4,696,552
     Common Stock                               1,000
                Common Stock                             828,333
                Accumulated Deficit                    3,869,219

     To record the issuance of 828,333,333 shares of MT Ultimate Healthcare Corp. issued to acquire 100% of the outstanding common stock of iTechexpress, Inc., effective November 4, 2005, to eliminate the common stock of iTechexpress, Inc. and the accumulated deficit of MT Ultimate Healthcare Corp.

     Adjustment 2
     -------------
     Accounts Payable                         65,000
     Common Stock                            200,000
     Additional Paid-in Capital              182,944
     Accumulated Deficit                     103,354
     Customer-related intangible           2,256,170
                Deferred tax liability                  902,468
                Note Payable                            200,000
                Note Payable                          1,705,000

     To record the purchase of Drug Consultants, Inc. for $1,800,000, effective November 7, 2005.

     Adjustment 3
     ------------
     Income tax receivable                   91,457
                Provision for Income Taxes              91,457

     To eliminate the provision for income taxes due to consolidated losses for the year ended December 31, 2004.

     Adjustment 4
     ------------
     Income tax receivable                  116,209
                Provision for Income Taxes             116,209

     To eliminate the provision for income taxes due to consolidated losses for the nine months ended September 30, 2005.

     Adjustment 5
     ------------
     Intangible amortization                451,234
                Customer-related intangible            451,234

     To record amortization for the year ended December 31, 2004.


     Adjustment 6
     ------------
     Intangible amortization                338,426
                Customer-related intangible            338,426

     To record amortization for the nine months ended September 30, 2005.


     Adjustment 7
     ------------
     Interest                                19,050
                Accrued interest                        19,060

     To record interest expense on purchase notes payable at 6% interest rate for two months outstanding for the year ended December 31, 2004.

     Adjustment 8
     ------------
     Interest                                19,050
                Accrued interest                        19,060

     To record interest expense on purchase notes payable at 6% interest rate for two months outstanding for the nine months ended September 30, 2005.

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